SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2012

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51598	77-0259335
(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2012, iRobot Corporation (“iRobot”) and Bull Dog Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of iRobot (“MergerCo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Evolution Robotics, Inc., a Delaware corporation (“Evolution”), and Shareholder Representative Services LLC, as the Securityholders’ Representative. Pursuant to the Merger Agreement, MergerCo will merge with and into Evolution, with Evolution remaining as the surviving entity (the “Surviving Company”) after the merger (the “Merger”). After giving effect to the Merger, iRobot will be the sole stockholder of the Surviving Company. There are no material relationships among iRobot and Evolution or any of their respective affiliates or any of the other parties to the Merger Agreement or the related ancillary agreements, other than in respect of such agreements.

At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any shares of capital stock of Evolution, all issued and outstanding shares of capital stock of Evolution and outstanding vested options under Evolution’s 2007 Stock Plan will be converted into the right to receive an aggregate amount of $74,000,000, subject to customary adjustments, including adjustments upward or downward to reflect the working capital of Evolution as of the end of the day immediately prior to the date on which the transactions contemplated by the Merger Agreement are consummated (the “Merger Consideration”). In addition, iRobot will substitute options to purchase iRobot common stock for unvested Evolution stock options as of the closing date. The Merger Agreement also provides that $8,880,000 of the Merger Consideration will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Evolution’s representations and warranties, covenants and agreements, and $250,000 of the Merger Consideration will be deposited in escrow to satisfy, in part, any payments due to iRobot for certain adjustments to the calculation of the working capital of Evolution.

The Merger and Merger Agreement were approved by the board of directors of iRobot, the board of directors and sole stockholder of MergerCo, and the board of directors and stockholders of Evolution. The Merger Agreement contains customary representations, warranties, and covenants by each of the parties thereto. The Merger is subject to customary closing conditions and is expected to close in the fourth quarter of 2012.

The foregoing description of the Merger Agreement does not purport to be a complete statement of the parties’ rights under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about iRobot or Evolution. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of iRobot or Evolution or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in iRobot’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On September 17, 2012, iRobot issued a press release announcing the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the Merger. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of iRobot, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Merger does not close. For additional disclosure regarding these and other risks faced by iRobot, see the disclosures contained in iRobot’s public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the heading Part I, Item 1A “Risk Factors,” available on the SEC’s website at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 14, 2012, by and among iRobot Corporation, Bull Dog Acquisition Corporation, Evolution Robotics, Inc. and the Securityholders’ Representative named therein.

99.1	Press Release of iRobot Corporation dated September 17, 2012, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2012	iRobot Corporation

	By:	/s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 14, 2012, by and among iRobot Corporation, Bull Dog Acquisition Corporation, Evolution Robotics, Inc. and the Securityholders’ Representative named therein.

99.1	Press Release of iRobot Corporation dated September 17, 2012, furnished herewith.

*	Schedules, exhibits, and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.